Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) June 28, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-A on June 17, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on June 17, 2002 on the Series 1998-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: June 28, 2002

I.  ORIGINAL DEAL PARAMETERS

    (A)Initial Pool Principal Balance                                                          $ 194,306,447.89
    (B)Initial Certificates Principal Balance                                                  $ 194,306,447.89
       (i)  Initial Class A-1   Certificate Principal Balance      $ 41,940,000.00
                                Certificate Amount Percentage                                         21.58%
                                Certificate Pass-through Rate                                          6.19%
       (ii) Initial Class A-2   Certificate Principal Balance      $ 28,750,000.00
                                Certificate Amount Percentage                                         14.80%
                                Certificate Pass-through Rate                                          6.13%
       (iii)Initial Class A-3   Certificate Principal Balance      $ 26,150,000.00
                                Certificate Amount Percentage                                         13.46%
                                Certificate Pass-through Rate                                          6.23%
       (iv) Initial Class A-4   Certificate Principal Balance      $ 25,720,000.00
                                Certificate Amount Percentage                                         13.24%
                                Certificate Pass-through Rate                                          6.65%
       (v)  Initial Class A-5   Certificate Principal Balance      $ 27,055,000.00
                                Certificate Amount Percentage                                         13.92%
                                Certificate Pass-through Rate                                          6.85%
       (vi) Initial Class M-1   Certificate Principal Balance      $ 16,517,000.00
                                Certificate Amount Percentage                                          8.50%
                                Certificate Pass-through Rate                                          6.90%
       (vii)Initial Class B-1   Certificate Principal Balance      $ 19,430,000.00
                                Certificate Amount Percentage                                         10.00%
                                Certificate Pass-through Rate                                          7.43%
       (viiiInitial Class B-2   Certificate Principal Balance       $ 8,744,447.00
                                Certificate Amount Percentage                                          4.50%
                                Certificate Pass-through Rate                                          8.70%

    (C)Initial Weighted Average Coupon (WAC)                                                          10.44%
    (D)Initial Weighted Average Original Maturity (WAOM)                                              310.00 months
    (E)Initial Weighted Average Remaining Maturity (WAM)                                              308.00 months
    (F)Initial Number of Receivables                                                                   5,909
    (G)Servicing Fee Rate                                                                              1.00%
    (H)Credit Enhancement
       (i)  Reserve Fund Initial Deposit Percentage                                                    2.00%
       (ii) Reserve Fund Target %                                                                      2.25%
       (iii)Target Overcollateralization Percentage Prior to Crossover Date                            2.00%
       (iv) Target Overcollateralization Percentage After Crossover Date                               3.50%
       (v)  Target Overcollateralization Floor                                                         1.00%
       (vi) Target Credit Enhancement % Prior to Crossover Date                                        4.25%
       (vii)Target Credit Enhancement % After Crossover Date                                           7.44%
       (viiiTarget Credit Enhancement Floor                                                            1.00%
       (ix) Target Credit Enhancement Amount                                                   $ 8,258,024.04
    (I)Crossover Date Tests
            Earliest Crossover Date                                                                 Feb-2003
            Percent of Initial Suboridnation Percentage                                              175.00%
    (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                            2.96%

II. CURRENT PORTFOLIO INFORMATION

    (A)Beginning Pool Schedule Balance                                                         $ 111,932,369.69
    (B)Beginning Pool Factor                                                                      57.606102%
    (C)Ending Pool Schedule Balance                                                            $ 109,757,623.73
    (D)Ending Pool Factor                                                                         56.486866%
    (E)Ending Total Certificate Balance (after Current Distributions)                          $ 109,757,623.73
    (F)Current Overcollateralization Amount (after Current Distributions)                            $ (0.00)
    (G)Weighted Average Coupon (WAC)                                                                  10.32%
    (H)Weighted Average Remaining Maturity (WAM)                                                      263.42 months
    (I)Ending Number of Receivables                                                                    3,482


III.COLLECTION CALCULATIONS

    (A)Interest

       (i)  Scheduled Interest Collections durring Current Period                                 817,781.26
       (ii) Paid Ahead Interest Collections applied to Current Period                              16,611.23
       (iii)Net Servicer Advance                                                                   85,695.86
       (iv) Liquidation Proceeds Attributable to Interest                                          73,943.38
       (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)             0.00
       (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        0.00
       (vii)Recoveries on Previously Liquidated Contracts                                           5,976.10
                                                                                               --------------
       (viiiTotal Interest Amount Available for Distribution                                    1,000,007.83

    (B)Principal

       (i)  Scheduled Principal Collections                                                       140,482.61
       (ii) Full and Partial Principal Prepayments                                                 81,723.43
       (iii)Paid Ahead Principal Collections Applied to Current Period                              3,152.98
       (iv) Net Servicer Advance                                                                   12,105.20
       (v)  Liquidation Proceeds Attributable to Principal                                        258,587.35
       (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                0.00
       (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                           0.00
       (viiiOther Principal Amounts                                                                     0.00
                                                                                               --------------
       (ix) Total Principal Amount Available for Distribution                                     496,051.57


IV. DISTRIBUTION CALCULATIONS

    (A)     Total Interest Available for Distribution                                           1,000,007.83
    (B)     Total Principal Available for Distribution                                            496,051.57
    (C)     Reserve Fund Draw Amount Required                                                           0.00
    (D)     Draw on Letter of Credit for Interest Distribution                                          0.00
            Less:
            Monthly Servicing Fee                                                                  93,276.97
            Reimbursement to Servicer for Liquidation Expense                                       5,389.08
            Late Payment Fees, Extension Fees and Other Permitted Fees                                  0.00
            Other Permitted Withdrawals from Certificate Account                                        0.00
                                                                                               --------------
            Available Distribution Amount                                                       1,397,393.35

            Interest Accrual Period                                                                       30 days

            Total Interest Amount Due                                                             649,700.32
            Total Interest Distribution Amount                                                    649,700.32

            Amount Available for Principal Distribution Amount                                    747,693.03
            Principal Distribution Calculation:
            Total Principal Amount Available for Distribution                                     496,051.57
            Principal Loss on Liquidated Assets                                                 1,678,694.39
                                                                                               --------------
              Principal Distribution Due                                                        2,174,745.96
            Principal Distribution Shortfall Carryover Amount (Current Period)                          0.00
            Accelerated Principal Distribution Amount for Current Period                                0.00
                                                                                               --------------
            Total Principal Amount to be Distributed                                            2,174,745.96

            Draw on Letter of Credit for Principal Distribution                                 1,427,052.93
            Excess Interest                                                                       257,030.54
            Reserve Account Deposit                                                                     0.00
            Reserve Account Release                                                                     0.00
            Class X Distribution Amount                                                                 0.00
            Class R Distribution Amount                                                                 0.00


V.  SERVICER ADVANCE

    (A)Interest
       (i)       Beginning Advance                                                              5,147,056.43
       (ii)      Monthly Servicer Advance (Reimbursement)                                          85,695.86
                                                                                               --------------
       (iii)     Ending Advance Balance                                                         5,232,752.29

    (B)Principal
       (i)       Beginning Advance                                                                707,081.98
       (ii)      Monthly Servicer Advance (Reimbursement)                                          12,105.20
                                                                                               --------------
       (iii)     Ending Advance Balance                                                           719,187.18

    (C)Total Servicer Advance
       (i)       Beginning Advance                                                              5,854,138.41
       (ii)      Monthly Servicer Advance (Reimbursement)                                          97,801.06
                                                                                               --------------
       (iii)     Ending Advance Balance                                                         5,951,939.47

VI. CREDIT ENHANCEMENT

    (A)Overcollateralization

       (I)  Target Overcollaterallization Amount                                                3,886,128.96
       (ii) Beginning Balance                                                                           0.00
       (iii)Write Down for Certificate Distributions                                                    0.00
       (iv) Overcollaterallization Addition Amount                                                      0.00
       (v)  Overcollaterallization Reduction Amount                                                     0.00
       (vi) Ending Balance                                                                              0.00

    (B)Reserve Fund (if applicable)

       (i)  Required Reserve Fund Balance                                                       4,371,895.08
       (ii) Beginning Reserve Fund Balance                                                              0.00
       (iii)Draws for Certificate Distributions                                                         0.00
       (iv) Excess Interest Deposited                                                                   0.00
       (v)  Reserve Fund Release                                                                        0.00
       (vi) Ending Reserve Fund Balance                                                                 0.00

    (C)Letter of Credit (if applicable)
       (i)  Beginning LC Balance                                                               18,520,270.92
       (ii) Draw on LC for Interest Distribution                                                        0.00
       (iii)Draw on LC for Principal Distribution                                               1,427,052.93
            Ending Balance                                                                     17,093,217.99


VII.CERTIFICATE DISTRIBUTIONS

    (A)Senior Certificates - Interest

       (i)  Class A-1
                                Pass-Through Rate                                                      6.19%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                                 $ -
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                            $ -
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                                  $ -

       (ii) Class A-2
                                Pass-Through Rate                                                      6.13%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                                 $ -
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                            $ -
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                                  $ -

       (iii)Class A-3
                                Pass-Through Rate                                                      6.23%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                         $ 87,580.89
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                    $ 87,580.89
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                               $ 3.35

       (iv) Class A-4
                                Pass-Through Rate                                                      6.65%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                        $ 136,040.19
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                   $ 136,040.19
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                               $ 5.29

       (v)  Class A-5
                                Pass-Through Rate                                                      6.85%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                        $ 147,405.17
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                   $ 147,405.17
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                               $ 5.45

    (B)Subordinate Certificates - Interest

       (i)  Class M1
                                Pass-Through Rate                                                      6.90%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                         $ 94,972.75
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                    $ 94,972.75
                                Ending Carryover Balance                                                 $ -
                                Beginning Carryover Writedown Interest                                   $ -
                                Current Writedown Interest                                               $ -
                                Current Carryover Writedown Interest Accrual                             $ -
                                Writedown interest Paid                                                  $ -
                                Ending Carryover Writedown Interest                                      $ -
                                Interest Paid Per $1000                                               $ 5.75

       (ii) Class B1
                                Pass-Through Rate                                                      7.43%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                        $ 120,304.08
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                   $ 120,304.08
                                Ending Carryover Balance                                                 $ -
                                Beginning Carryover Writedown Interest                                   $ -
                                Current Writedown Interest                                               $ -
                                Current Carryover Writedown Interest Accrual                             $ -
                                Writedown interest Paid                                                  $ -
                                Ending Carryover Writedown Interest                                      $ -
                                Interest Paid Per $1000                                               $ 6.19



       (iii)Class B2
                                Pass-Through Rate                                                      8.70%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                         $ 63,397.24
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                    $ 63,397.24
                                Ending Carryover Balance                                                 $ -
                                Beginning Carryover Writedown Interest                                   $ -
                                Current Writedown Interest                                               $ -
                                Current Carryover Writedown Interest Accrual                             $ -
                                Writedown interest Paid                                                  $ -
                                Ending Carryover Writedown Interest                                      $ -
                                Interest Paid Per $1000                                               $ 7.25

    (C)Senior Certificates - Principal

       (i)  Class A-1
                                Initial Certificate Balance                                    41,940,000.00
                                Initial Certificate Percentage                                        21.58%
                                Beginning Certificate Balance                                           0.00
                                Current Principal Due                                                   0.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                              0.00
                                Ending Pool Factor                                                     0.00%
                                Principal Paid per $1000                                                0.00
                                Total Class Distribution                                                0.00

       (ii) Class A-2
                                Initial Certificate Balance                                    28,750,000.00
                                Initial Certificate Percentage                                        14.80%
                                Beginning Certificate Balance                                           0.00
                                Current Principal Due                                                   0.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                              0.00
                                Ending Pool Factor                                                     0.00%
                                Principal Paid per $1000                                                0.00
                                Total Class Distribution                                                0.00
       (iii)Class A-3

                                Initial Certificate Balance                                    26,150,000.00
                                Initial Certificate Percentage                                        13.46%
                                Beginning Certificate Balance                                  16,869,514.13
                                Current Principal Due                                           1,667,166.91
                                Current Principal Paid                                          1,667,166.91
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                     15,202,347.22
                                Ending Pool Factor                                                    13.85%
                                Principal Paid per $1000                                               98.83
                                Total Class Distribution                                        1,667,166.91
       (iv) Class A-4

                                Initial Certificate Balance                                    25,720,000.00
                                Initial Certificate Percentage                                        13.24%
                                Beginning Certificate Balance                                  24,548,604.99
                                Current Principal Due                                             247,369.65
                                Current Principal Paid                                            247,369.65
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                     24,301,235.34
                                Ending Pool Factor                                                    22.14%
                                Principal Paid per $1000                                               10.08
                                Total Class Distribution                                          247,369.65
       (v)  Class A-5

                                Initial Certificate Balance                                    27,055,000.00
                                Initial Certificate Percentage                                        13.92%
                                Beginning Certificate Balance                                  25,822,803.58
                                Current Principal Due                                             260,209.40
                                Current Principal Paid                                            260,209.40
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                     25,562,594.18
                                Ending Pool Factor                                                    23.29%
                                Principal Paid per $1000                                               10.08
                                Total Class Distribution                                          260,209.40

    (D)Subordinate Certificates - Principal


       (i)  Class M1
                                Initial Certificate Balance                                    16,517,000.00
                                Initial Certificate Percentage                                         8.50%
                                Beginning Certificate Balance                                  16,517,000.00
                                Current Principal Due                                          16,517,000.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Ending Certificate Balance- Excluding Writedowns               16,517,000.00
                                Ending Pool Factor                                                    15.05%
                                Principal Paid per $1000                                                0.00
                                Beginning Outstanding Writedown                                         0.00
                                Current Writedown/Writeup                                               0.00
                                Ending Certificate Balance- Including Writedowns               16,517,000.00
                                Total Class Distribution                                                0.00


       (ii) Class B1
                                Initial Certificate Balance                                    19,430,000.00
                                Initial Certificate Percentage                                        10.00%
                                Beginning Certificate Balance                                  19,430,000.00
                                Current Principal Due                                          19,430,000.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Ending Certificate Balance- Excluding Writedowns               19,430,000.00
                                Ending Pool Factor                                                    17.70%
                                Principal Paid per $1000                                                0.00
                                Beginning Outstanding Writedown                                         0.00
                                Current Writedown/Writeup                                               0.00
                                Ending Certificate Balance- Including Writedowns               19,430,000.00
                                Total Class Distribution                                                0.00

       (iii)Class B2
                                Initial Certificate Balance                                     8,744,447.00
                                Initial Certificate Percentage                                         4.50%
                                Beginning Certificate Balance                                   8,744,447.00
                                Current Principal Due                                           8,744,447.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Ending Certificate Balance- Excluding Writedowns                8,744,447.00
                                Ending Pool Factor                                                     7.97%
                                Principal Paid per $1000                                                0.00
                                Beginning Outstanding Writedown                                         0.00
                                Current Writedown/Writeup                                               0.00
                                Ending Certificate Balance- Including Writedowns                8,744,447.00
                                Total Class Distribution                                                0.00

    (E)Total Certificate Balances
                                                                  Beg of Period             End of Period
       (i)  Aggregate Balance of Certificates                  $ 111,932,369.69             $ 109,757,623.73
       (ii) Total Certificate Pool Factor                           57.6061016%               56.4868665%



                                                                        Percent of                Percent of
    Delinquent Receivables at End of Due Period :  Scheduled Balance  Pool Balance      Units    Total Units
       30-59 Days Delinquent                        $ 9,369,884.30        8.54%          295         8.47%
       60-89 Days Delinquent                        $ 5,496,598.22        5.01%          170         4.88%
       90 Days or More Delinquent                  $ 15,212,322.59       13.86%          450        12.92%
       Homes Repossessed or Foreclosed Upon         $ 3,556,891.92        3.24%          108         3.10%


IX. REPURCHASED CONTRACTS

    (A)Repurchased Contracts -  Breach of Rep or Warranty
       (i)  Beginning Cumulative Repurchased Contracts since cutoff                               $ 271,010.36
       (ii) Number of Contracts repurchased this period                                                    -
       (iii)Repurchase Price of Contracts this period                                                    $ -
       (iv) Ending Cumulative Repurchased Contracts since cutoff                                  $ 271,010.36

    (B)Repurchased Contracts -  Delinquent Loans
       (i)  Beginning Cumulative Repurchased Contracts since cutoff                            $ 18,788,725.18
       (ii) Number of Contracts repurchased this period                                                    -
       (iii)Repurchase Price of Contracts this period                                                    $ -
       (iv) Ending Cumulative Repurchased Contracts since cutoff                               $ 18,788,725.18

X.  REPOSSESSION / LOSS INFORMATION
                                                                                    Units      Scheduled Balance
            Beginning Repossession Inventory                                         134        $ 4,418,498.30
            Repossessions Incurred                                                    36        $ 1,075,675.36
            Less Repurchase of Delinquent Loans                                        0                   $ -
            Less Repossessions Sold                                                   62        $ 1,937,281.74
                                                                                   --------  -----------------
            Ending Repossession Inventory                                            108        $ 3,556,891.92

            Principal Balance of Repossessions Liquidated                                       $ 1,937,281.74
                 Liquidation Proceeds Attributable to Principal                                   $ 258,587.35
                                                                                                --------------
                      Principal Loss on Liquidation of Repo                                     $ 1,678,694.39
            Reimbursement to Servicer for Liquidation Expense                                       $ 5,389.08
            Recoveries for Previously Liquidated Contracts                                          $ 5,976.10
                                                                                                --------------
            Net Liquidation Loss (Realized Loss)                                                $ 1,678,107.37

       Recoveries
            Liquidation Proceeds Attributable to Interest                                        $ 73,943.38
            Liquidation Proceeds Attributable to Principal                                      $ 258,587.35
            Recoveries for Previously Liquidated Contracts                                        $ 5,976.10
                                                                                               --------------
            Total Recoveries                                                                    $ 338,506.83
            Recovery Percentage of Principal Balance of Repossessions Liquidated                    17%






XI. TRIGGERS

       Has the Crossover Date Occurred?                                                NO

            Where the Current Distribution Date of                                  06/15/02
            is greater than the Earliest Crossover Date of                         February 29, 2004
                                And
            Subordinated Certificates Beginning Principal Balance of               8,744,447.00
            plus the Current Overcollateralization Amount of                              0.00
            divided by the Current Beginning Pool Principal Balance of             111,932,369.69
                                                                                   ------------
            Equals                                                                    7.81%
                                                                                   ------------
                                And is greater than the:
            Subordinated Initital Certificates Percentage of                         23.00%
            multiplied by the
            Percentage (as Percent of Initial Class Subordination Percentage)         175%
                                                                                   ------------
            Equals                                                                   40.25%
                                                                                   ------------





       Principal Distribution Tests:                               Actual Ratio     Test Ratio    Result

                                                                   Over 60 Days Delinquent
                                                                   ----------------------------
            Current Mo                                                   22.11%
            1st Preceding Mo                                             22.56%
            2nd Preceding Mo                                             23.69%
            Average 60 Day Delinquency Ratio:                            22.78%     5.00%         FAIL

                                                                   Over 30 Days Delinquent
                                                                   ----------------------------
            Current Mo                                                   30.65%
            1st Preceding Mo                                             32.53%
            2nd Preceding Mo                                             33.10%
            Average 30 Day Delinquency Ratio:                            32.09%     7.00%         FAIL





                                                                                    Net Liquidation Losses
                                                   Ending Pool Bal                     (Realized Losses)
                                                   ----------------------------------------------------------
            Current Mo                              109,757,623.73                            1,678,107.37
            1st Preceding Mo                        111,932,369.69                           1,885,760.22
            2nd Preceding Mo                        114,430,194.66                            1,970,562.14
                                -----------------------------------------------------------------------------
                                Total               336,120,188.08                 5,534,429.73
                                -----------------------------------------------------------------------------
                                Divided by                       3
                                -----------------------------------
                                Average             112,040,062.69



            Sum of last 3 months of Losses                         5,534,429.73
            Divided by 3 month average of Pool Balance           112,040,062.69
            Annualized  (multiply by 4)                                       4
            Current Realized Loss Ratio:                                 19.76%        2.75%      FAIL



            Beginning Cumulative Realized Losses                  24,979,587.45
            Net Liquidation Losses (Realized Losses)               1,678,107.37
                                                               ----------------
            Ending Cumulative Realized Losses                     26,657,694.82
            Divided by Initial Pool Principal Balance            194,306,447.89
            Cumulative Realized Loss Ratio:                              13.72%        7.00%      FAIL


       Should Principal Be Distributed to the Subordinated Certificates?                            NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.


BY:        ____________________________________DATE:   ______________________
NAME:      Ana Dropps
TITLE:     Controller - Mortgage Finance Division


BY:        ____________________________________DATE:   ______________________
NAME:      Brian Peters
TITLE:     Vice President - Finance